Exhibit 10.29

ADDENDUM TO OMNIBUS AGREEMENT

THIS ADDENDUM is made on June 5, 2015, to the Omnibus Agreement (the “Agreement”) dated October 1, 2014, among:

(1)	COSTAMARE INC., a Marshall Islands corporation (“CMRE”);
(2)	COSTAMARE VENTURES INC., a Marshall Islands corporation and a wholly-owned subsidiary of CMRE (“Ventures”);
(3)	COSTAMARE PARTNERS LP, a Marshall Islands limited partnership (the “MLP”);
(4)	COSTAMARE PARTNERS GP LLC, a Marshall Islands limited liability company (including any permitted successors and assigns under the MLP Agreement, as defined in the Agreement) (the “General Partner”);
(5)	COSTAMARE PARTNERS HOLDINGS LLC, a Marshall Islands limited liability corporation (“Holdings”);
(6)	SPARROW HOLDINGS, L.P., a Cayman Islands exempted limited partnership (“Sparrow”);
(7)	BLUEBIRD HOLDINGS, L.P., a Cayman Islands exempted limited partnership (“Bluebird” and, together with Sparrow, “York”); and
(8)	YORK CAPITAL MANAGEMENT GLOBAL ADVISORS LLC, a limited liability company incorporated under the laws of the State of New York (“York Capital”).

WHEREAS, pursuant to Section 9.6 of the Agreement, CMRE, Ventures, the MLP, the General Partner, Holdings, York and York Capital (collectively, the “Parties”) wish to amend certain provisions of the Agreement to reflect, among other things, the entry into that certain shipbuilding contract dated March 17, 2015, between Skerrett Maritime Co. and HHIC-Phil Inc. in relation to the construction of one 11,000 TEU container vessel with Hull No. NCP0152.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Section 1. Amendments to Agreement. With effect as of the date hereof, the Agreement shall be modified as follows:

(a)	The fifth paragraph of the Recitals is replaced with the following:

5. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles VI and VII, with respect to the rights of the MLP to purchase the Valence Interests or the Substitute Vessel Interests (each as defined herein) from CMRE and the agreement by CMRE and York to offer the General Partner the right to purchase the Hull NCP0113 Interests, Hull NCP0114 Interests, Hull NCP0115 Interests, Hull NCP0116 Interests, Hull NCP0152 Interests, Hull S2121 Interests, Hull S2122 Interests, Hull S2123 Interests, Hull S2124 Interests and Hull S2125 Interests (in each case, as defined herein).

(b)	Section 1.1 of the Agreement is amended by inserting the following defined terms:

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“Hull NCP0152” means the containership vessel currently designated NCP0152 being built by Hanjin Subic Bay pursuant to a related shipbuilding contract between Skerrett Maritime Co., as buyer, and Hanjin Subic Bay, as builder, dated March 17, 2015, as the same may be amended, restated or novated from time to time.

“Hull NCP0152 Interests” means all of the rights, title and interests of CMRE, York or a JV Entity, as applicable, in Hull NCP0152, including the shares of capital stock, limited liability company interests, limited partnership interests or joint venture interests in any entity owning such vessel and any leasehold or bareboat charter interests to the extent that Hull NCP0152 is subject to a financing lease, or any other interests in Hull NCP0152 and including any charters or other agreements relating to the operation of Hull NCP0152 then in effect.

(c)           Section 1.1 of the Agreement is amended by replacing the corresponding defined terms with the following defined terms:

“Agreement” means this Omnibus Agreement, as it may be amended, modified, or supplemented from time to time in accordance with Section 9.6 hereof.

“Hanjin Subic Bay” means HHIC-Phil Inc., which is building Hull NCP0113, Hull NCP0114, Hull NCP0115, Hull NCP0116 and Hull NCP0152.

“JV Vessel” is defined in the introduction to this Agreement, including, as of the date of the Addendum dated June 5, 2015, Hull NCP0113, Hull NCP0114, Hull NCP0115, Hull NCP0116, Hull NCP0152, Hull S2121, Hull S2122, Hull S2123, Hull S2124 and Hull S2125.

“Non-Compete Commencement Date” means the earliest date on which the options provided for under Article VII are no longer exercisable, either as a result of (x) the expiration of the last of the New Build Interest Option Periods as provided under Article VII or (y) the Partnership Entities having made elections with respect to each of the Hull NCP0113 Interests, Hull NCP0114 Interests, Hull NCP0115 Interests, Hull NCP0116 Interests, Hull NCP0152 Interests, Hull S2121 Interests, Hull S2122 Interests, Hull S2123 Interests, Hull S2124 Interests and Hull S2125 Interests as to whether the Partnership Entities will exercise or not exercise the option to purchase such interests under Article VII.

(d)           Section 7.1(a) of the Agreement is replaced with the following:

(a) CMRE and York hereby agree to offer to the Partnership Group the right and option to purchase for fair market value all of the Hull NCP0113 Interests, Hull NCP0114 Interests, Hull NCP0115 Interests, Hull NCP0116 Interests, Hull NCP0152 Interests, Hull S2121 Interests, Hull S2122 Interests, Hull S2123 Interests, Hull S2124 Interests and Hull S2125 Interests (each, a “New Build Interest” and collectively, the “New Build Interests”) at any time within 36 months after any of Hull NCP0113, Hull NCP0114, Hull NCP0115, Hull NCP0116, Hull NCP0152, Hull S2121, Hull S2122, Hull S2123, Hull S2124 or Hull S2125 has been accepted by its charterer (such 36-month period with respect to each New Build Interest, the “New Build Interest Option Period”) according to the procedures set forth in Section 7.2 of this Agreement.

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(e)           Section 7.2(a) of the Agreement is replaced with the following:

(a) CMRE and York shall, at any time and from time to time within the New Build Interest Option Period, notify the General Partner and offer the General Partner the right to cause any Partnership Group Member to purchase the Hull NCP0113 Interests, Hull NCP0114 Interests, Hull NCP0115 Interests, Hull NCP0116 Interests, Hull NCP0152 Interests, Hull S2121 Interests, Hull S2122 Interests, Hull S2123 Interests, Hull S2124 Interests and Hull S2125 Interests, as applicable (the “Applicable New Build Interests” and the applicable containership vessel, the “Applicable New Build Vessel”) for fair market value pursuant to Section 7.1(a); provided, however that, during the relevant New Build Interest Option Period, CMRE and York will be subject to such requirement to provide notice and offer the Applicable New Build Vessel Interests only if, at the time of such notice and offer, the Applicable New Build Vessel constitutes a Five-Year Vessel; provided, further that if, at the end of the New Build Interest Option Period, any Applicable New Build Vessel constitutes a Five-Year Vessel and CMRE and York have not previously notified the General Partner and offered the General Partner the right to cause any Partnership Group Member to purchase the relevant Applicable New Build Vessel Interests, the Partnership Group shall have the right to purchase the relevant Applicable New Build Vessel Interests at the end of the New Build Interest Option Period and CMRE and York shall at that time offer the relevant Applicable New Build Vessel Interests.

Section 2. No Other Changes. Except as specifically set forth in this Addendum, the terms and provisions of the Agreement shall remain unmodified, and the Agreement is hereby confirmed by the Parties to be in full force and effect as amended herein.

Section 3. Choice of Law; Submission To Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of New York. Each party hereby submits to the jurisdiction of the state and federal courts located in the State of New York and to venue in New York, New York.

Section 4. Counterparts. This Addendum may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Addendum as of the date first above written.

COSTAMARE INC.,

By:	/s/ Anastassios Gabrielides
Name: Anastassios Gabrielides
Title: General Counsel and Secretary

Address for Notice:

Costamare Inc.
60 Zephyrou Street &
Syngrou Avenue
17564 Athens Greece
Telephone: +30-210-949-0050
Fax: +30-210-949-6454
Attention:	Anastassios Gabrielides (General Counsel and Secretary)

COSTAMARE ventures INC.,

By:	/s/ Anastassios Gabrielides
Name: Anastassios Gabrielides
Title: Secretary

Address for Notice:

Costamare Ventures Inc.
60 Zephyrou Street &
Syngrou Avenue
17564 Athens Greece
Telephone: +30-210-949-0050
Fax: +30-210-949-6454
Attention:	Anastassios Gabrielides (Secretary)

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COSTAMARE PARTNERS LP
By: COSTAMARE PARTNERS GP LLC, its general partner

By:	/s/ Gregory Zikos
Name: Gregory Zikos
Title: Chief Financial Officer

Address for Notice:

Costamare Partners LP
60 Zephyrou Street &
Syngrou Avenue
17564 Athens Greece
Telephone: +30-210-949-0050
Fax: +30-210-949-6454
Attention:	Gregory Zikos (Chief Financial Officer of Costamare Partners GP LLC)

COSTAMARE PARTNERS GP LLC

By:	/s/ Gregory Zikos
Name: Gregory Zikos
Title: Chief Financial Officer

Address for Notice:

Costamare Partners GP LLC
60 Zephyrou Street &
Syngrou Avenue
17564 Athens Greece
Telephone: +30-210-949-0050
Fax: +30-210-949-6454
Attention:	Gregory Zikos (Chief Financial Officer)

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COSTAMARE PARTNERS HOLDINGS LLC
SOLE MEMBER: COSTAMARE PARTNERS LP

By: COSTAMARE PARTNERS GP LLC, its general partner

By:	/s/ Gregory Zikos
Name: Gregory Zikos
Title: Chief Financial Officer

Address for Notice:

Costamare Partners Holdings LLC
60 Zephyrou Street &
Syngrou Avenue
17564 Athens Greece
Telephone: +30-210-949-0050
Fax: +30-210-949-6454
Attention:	Gregory Zikos (Chief Financial Officer of Costamare Partners GP LLC)

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SPARROW HOLDINGS, L.P.,
By: YORK GLOBAL FINANCE MANAGER, LLC, its general partner

By:	/s/ John J. Fosina
Name: John J. Fosina
Title: Chief Financial Officer

Address for Notice:

Sparrow Holdings L.P.
c/o York Capital Management Europe (UK) Advisors LLP
23 Saville Row, 4th Floor
London W1S 2ET, United Kingdom
Telephone: +44-207-907-5600
Fax: +44-207-907-5601
Email:	sparrow@yorkcapital.com
Attention:	Legal Department

BLUEBIRD HOLDINGS, L.P.,
By: YORK EUROPEAN OPPORTUNITIES DOMESTIC HOLDINGS, LLC, its general partner

By:	/s/ John J. Fosina
Name: John J. Fosina
Title: Chief Financial Officer

Address for Notice:

Bluebird Holdings L.P.
c/o York Capital Management Europe (UK) Advisors LLP
23 Saville Row, 4th Floor
London W1S 2ET, United Kingdom
Telephone: +44-207-907-5600
Fax: +44-207-907-5601
Email:	sparrow@yorkcapital.com
Attention:	Legal Department

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YORK CAPITAL MANAGEMENT GLOBAL ADVISORS LLC, on behalf of itself and as agent for the York Funds,

By:	/s/ John J. Fosina
Name: John J. Fosina
Title: Chief Financial Officer

Address for Notice:

York Capital Management Global Advisors LLC
c/o York Capital Management Europe (UK) Advisors LLP
23 Saville Row, 4th Floor
London W1S 2ET, United Kingdom
Telephone: +44-207-907-5600
Fax: +44-207-907-5601
Email:	sparrow@yorkcapital.com
Attention:	Legal Department